UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Estrella Way
Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fehmi Zeko advised the Board of Directors of Entravision Communications Corporation (the “Company”) on October 19, 2026 of his decision to resign from the Board, and from its Audit Committee, effective as of October 23, 2026. Mr. Zeko will continue to serve as a member of the Board and its Audit Committee through that date.

Gilbert R. Vasquez advised the Board on October 20, 2026 of his decision not to stand for reelection to the Board at the Company’s 2027 Annual Meeting of Stockholders. Mr. Vasquez will continue to serve as a member of the Board, and as Chair of its Audit Committee, for the remainder of his term until the date of the Company’s 2027 Annual Meeting of Stockholders.

Each of Mr. Zeko’s and Mr. Vasquez’s decisions was solely for personal reasons and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on October 21, 2026 announcing the appointment of Brian Krzanich and Gary Ferrera to the Board, effective October 14, 2026, and the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Entravision Communications Corporation on October 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	October 21, 2026	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer